INVESTMENT BANKING
                              CONSULTING AGREEMENT


Agreement made as of October 5 2004, by and between The Vantage Group Ltd. ("Vantage"), whose primary address is 67 Wall Street, Suite 2211, New York, NY 10005 and Walker Financial Corporation ("Company"), whose primary address is 990 Stewart Avenue, Suite 60A, Garden City, NY 11530.


                                   WITNESSETH
                                   ----------

     WHEREAS, the Company requires expertise in the area of investment banking to support its' business and growth; and

     WHEREAS, Vantage has substantial contacts among the members of the investment community, investment banking expertise, and desires to act as a consultant to provide investment banking and advisory services.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

1. Certain definitions - When used in this agreement, the following terms shall have the meanings set forth below:

     1.1  Party - Either of the two sides engaged by this Agreement.

     1.2  Affiliate - Any persons or entities controlled by either party.

     1.3 Contact Person - The person who shall be primarily responsible for carrying out the duties of the parties hereunder. Vantage and the Company shall each appoint a Contact Person to be responsible for their respective duties. In the event that one Party gives notice to the other Party in writing, that in their reasonable opinion, the other Party's Contact Person is not able to fulfill their duties and responsibilities hereunder, both Parties shall mutually agree upon a replacement Contact Person within ten (10) days of said notice.

     1.4 Extraordinary Expenses - Expenses that are beyond those that are usual, regular customary in the conduct of in-house activities in fulfillment of the scope of this Agreement.

     1.5 Equity - Cash, securities or liquid assets, specifically excluding real property.

     1.6 Payment or Payable in Kind - Distribution of the proceeds of a transaction in the same type and form as was given as valuable consideration for the transaction.

2. Contact Person. The Contact Person for Vantage is Lyle Hauser. The Contact Person for the Company is Mitchell Segal.

3.   Services to be rendered by Vantage:

     3.1 Advice and Counsel - Vantage will provide advice and counsel regarding the Company's strategic business and financial plans, strategy and negotiations with potential lenders, investors, merger and acquisition candidates, joint ventures, corporate partners and others involving financial and financially related transactions.

     3.2 Introductions to Securities Brokerage Community - Vantage is an Investment Banking firm and maintains relationships with registered Broker/Dealers and will enable contact between the Company and such professionals to facilitate transactions among them. Vantage will use its' business contacts in the brokerage community to assist the Company in establishing relationships with securities dealers on a regular and continuous basis. Vantage understands that this is in keeping with the Company's business objective to establish a nationwide network of securities dealers who have an interest in the Company.

     3.3 Market-Making Intelligence - Vantage will monitor and react to sensitive market information on a timely basis and provide advice, counsel and proprietary intelligence (including but not limited to information on price, volume and identification of market makers) to the Company with respect to securities in which the Company has an interest. The Company acknowledges that this information is readily available from other sources but believes Vantage can provide it in a more timely manner and with substantial value-added interpretation of such information. The foregoing notwithstanding, no information will be provided to the Company with the respect to the activities of any other of Vantage's customers or customer accounts without such customers' prior consent.

     3.4 Due Diligence - Vantage will undertake due diligence on all proposed financial, valuation and stock price implications thereof.

     3.5 Additional Duties - Vantage and the Company shall mutually agree upon any additional duties which Vantage may provide for compensation paid or payable by the Company under this Agreement. Such additional Agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

     3.6 Best Efforts - Vantage will devote such time and best efforts as may be reasonably necessary to perform its' services. Vantage is not responsible for the performance of any services, which may be rendered hereunder without the Company providing the necessary information prior thereto. Vantage cannot guarantee results on behalf of the Company, but shall pursue all avenues available through its' network of financial contacts. At such time as an interest is expressed in the Company's needs, Vantage shall notify the Company and advise it as to the source of such interest and any terms and conditions of such interest. The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions of the Company. It is understood that a portion of the compensation to be paid hereunder is being paid by the Company to have Vantage remain available to assist the Company with transactions on an as needed basis.

4.   Compensation to Vantage

     4.1 Consulting Fee - For the services and duties to be rendered and performed by Vantage during the Engagement Period and in consideration of Vantage having entered into this agreement, the Company agrees as follows:

          (a) Upon execution of this agreement, the Company shall issue to Vantage 300,000 unrestricted shares of Common Stock of the Company (the "Consulting Stock") ; and

          (b) The Company shall issue to Vantage, 90 days after the execution of this agreement 150,000 unrestricted shares of Common Stock of the Company (the "Consulting Stock") ; and

          (c) The Company shall issue to Vantage, 180 days after the execution of this agreement 150,000 unrestricted shares of Common Stock of the Company (the "Consulting Stock") ; and

               (d) The Company shall issue to Vantage, 270 days after the execution of this agreement 150,000 unrestricted shares of Common Stock of the Company (the "Consulting Stock") ; and

               (e) The Company shall issue to Vantage, 360 days after the execution of this agreement 150,000 unrestricted shares of Common Stock of the Company (the "Consulting Stock), and

               (f) The Company shall issue to Vantage, 450 days after the execution of this agreement 100,000 unrestricted shares of Common Stock of the Company (the "Consulting Stock).

4.2 Extraordinary Expenses - Extraordinary expense of Vantage shall be submitted to the Company, and must be approved by the Company, prior to expenditure and shall be paid by the Company, within ten (10) business days of receipt of Vantage's request for payment.

5. Indemnification - Each Party shall hold the other Party harmless from and against, and shall indemnify the other Party, for any liability, loss and costs, expenses or damages howsoever caused by reason of injury (whether to body, property, personal or business character or reputation) sustained by any person or property by reason of any act of neglect, default or omission of it or any of its' agents, employees or other representatives arising out of or in relation to this Agreement. Nothing herein is intended to nor shall it relieve either Party from liability for its own act, omission or negligence.

6. Company Representations - The Company hereby represents, covenants and warrants to Vantage as follows:

     6.1 Authorization - The Company and its signatories herein have full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

     6.2 No Violation - Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provisions of the charters or by-laws of the Company or, violate, or be in conflict with, or constitute a default under, any agreement or commitment to which the Company is a party, or violate any statute or law or any judgement, decree, regulation or rule of any court or governmental authority.

     6.3 Agreement in Full Force and Effect - All contracts, agreements, plans, leases, policies and licenses referred herein to which the Company is a party are valid and in full force and effect.

     6.4 Litigation - Except as set forth below, there is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of the Company, threatened against or involving the Company, or which questions or challenges the validity of this Agreement and its subject matter and the Company does not know or have any reason to know of any valid basis for any such action, proceeding or investigation.

     6.5 Consents - No consent of any person, other than the signatories hereto, is necessary to the consummation of the transactions contemplated hereby, including, without limitation, consents from the Party's to loans, contracts, leases or other agreements or consents from governmental agencies, whether federal, state or local.

     6.6 Vantage's Reliance - Vantage has and will rely upon the documents, instruments and written information furnished to Vantage by the Company's officers, directors or designated employees. The Company represents that all statements and representations provided by the Company are true, complete and accurate. The Company agrees to indemnify, hold harmless and defend Vantage, its officers, directors, agents and employees, at the Company's expense for any proceeding or suit which may arise out of any inaccuracy or incompleteness of any such material or written information supplied by the Company.

6.7  SERVICES NOT EXPRESSED OR IMPLIED

     6.7.1 Vantage has not agreed with the Company, in this Agreement or any other agreement, verbal or written, to guarantee market makers in any specific security or securities that the Company has an interest.

     6.7.2 That any payments made herein are in no way related to or conditional upon Vantage participating in any capital raising activities.

     6.7.3 That no payments made herein to Vantage are for the purpose of affecting the price of any security or influencing any market making functions, including, but not limited to, bid/ask quotations, retail securities activities or for the submission of any application to make a market.

7. Confidentiality - Vantage and the Company each agree to provide reasonable security measures to keep information confidential whose release may be detrimental to the business. Vantage and the Company shall require their employees, agents, affiliates, subcontractors, other licensees and others who will properly have access to the information to first enter into non-disclosure agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

8.   Miscellaneous Provisions:

     8.1 Amendment and Modification - Subject to applicable law, this Agreement may be amended, modified and supplemented by written agreement of both Parties or by their duly authorized respective officers.

     8.2 Waiver of Compliance - Any failure of Vantage, on the one hand, or the Company, on the other, to comply with any other obligation, agreement or condition herein may be expressly waived in writing, but such waiver of failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     8.3 Expenses - Whether or not the transactions contemplated by this Agreement shall be consummated, both parties agree that all fees and expenses incurred in connection with this Agreement shall be borne by the appropriate party who incurred said expenses. , including without limitation all fees of counsel, accountants and regulatory agencies.

     8.4 Other Business Opportunities - Except as provided in this Agreement, each party shall have the right independently to engage in and receive full benefits from business activities. In the case of business activities which would be competitive with the other Party, notice shall be given prior to this Agreement or, if such activities are proposed, within ten (10) days prior to engagement therein. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture or operation of either party.

     8.5 Compliance with Regulatory Agencies - Each party represents and warrants to the other Party that all actions, direct or indirect, taken by it and its' respective agents, employees and affiliates in connection with this Agreement shall conform to all applicable Federal and state Securities Laws.

     8.6 Notices - Any notices to be given hereunder by any Party to the other may be effected by personal delivery in writing or by registered mail. Mailed notices shall be addressed to the Parties at the address appearing at the close of this Agreement, but any party may change their address by written notice in accordance with this subsection. Notices delivered personally shall be deemed communicated as of factual receipt; mailed notices shall be deemed communicated as of three (3) days after mailing.

     8.7 Assignment - This Agreement and all of its provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto without the prior written consent of the other Party, except by operation of law.

     8.8 Delegation - Neither Party shall delegate the performance of its duties under this Agreement without the prior written consent of either Party.

     8.9 Publicity - Neither Vantage or the Company shall make issue, or caused to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior written consent of the other Party. This provision shall not apply, however, to any announcement or written statement required by law or any regulations of any federal or state governmental agency, except that the Party required to make such announcement shall, whenever practicable, consult with the other Party concerning the timing and consent of such announcement before such announcement is made.

     8.10 Governing Law- This Agreement and the legal relation among the Parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law doctrine. Both parties agree that if action is instituted to enforce or interpret any provision of this Agreement then jurisdiction and venue shall be in New York, New York.

     8.11 Counterpoints - This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.12 Headings - The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

     8.13 Entire Agreement - This Agreement, including any Exhibits hereto, and the other documents and certificates delivered pursuant to the terms hereof, set forth the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein, and supersedes all primary agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any Party hereto.

     8.14 Third Parties - Except as specifically set forth and referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the Parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     8.15 Attorney's Fees and Costs - If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorney's fees and costs, in addition to any other relief to which that Party may be entitled. This provision shall be construed as applicable to the entire Agreement.

     8.16 Survivability - If any part of this Agreement is found, or deemed by a court of competent jurisdiction, to be invalid and unenforceable, that part shall be severable from the remainder of this Agreement.

     8.17 Further Assurances - Each of the Parties agrees that it shall from time to time take such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

     8.18 Right to Data after Termination - After termination of this Agreement each party shall be entitled to copies of all information acquired hereunder as of the date of termination and not previously furnished to it.

     8.19 Relationship of the Parties - Nothing contained in this Agreement shall be deemed to constitute either Party the partner of the other, nor, except as otherwise herein expressly provided, to constitute either party the agent or legal representative of the other, nor to create any fiduciary relationship between them. It is not the intention of the Parties to create, nor shall this Agreement be construed to create any commercial or other partnership. Neither Party shall have any authority to act for or assume any obligations or responsibility on behalf of the other Party, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the Parties shall be severed and not joint or collective. Each Party hereto shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expense provided herein. Each party shall indemnify, defend and hold harmless the other Party, its officers directors or employees, from and against any and all losses, claims, damages and liabilities arising out of any act or any assumption of liability by the indemnifying Party, or any of its officers, directors or employees, done or undertaken, or apparently done or undertaken, on behalf of the other Party, except pursuant to the authority expressly granted herein or otherwise agreed in writing between the Parties. Each Party shall be responsible for the acts of its agents and affiliates.

9. Term of Agreement and Termination - This Agreement shall be effective upon execution, and shall continue for 18 months unless terminated sooner, by either Party, upon giving to the Party ten (10) days written notice. Upon the termination of this Agreement, no future compensation that would be due if the Agreement was not terminated as enumerated in Section 4.1 will be due and owing.


                               IN WITNESS WHEREOF
                               ------------------

THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED, AS OF THE 5TH DAY OF OCTOBER, 2004.



By:  /s/ Lyle Hauser                  By:  /s/ Mitchell Segal
     -------------------------             ----------------------------
     Lyle Hauser                           Mitchell Segal
     The Vantage Group Ltd.                Walker Financial Corporation